UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963		20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

4707 Executive Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:

(800)	877-7210
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
LPL Financial Holdings Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”) on May 6, 2020. The stockholders of the Company considered and acted upon the following proposals at the Annual Meeting:
1. Election of Directors. By the vote reported below, the stockholders elected the following nine nominees to serve as directors of the Company for a term to end at the 2021 annual meeting of stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dan H. Arnold	69,760,777	24,173	108,619	2,479,853
Edward C. Bernard	69,792,091	17,582	83,896	2,479,853
H. Paulett Eberhart	69,773,184	39,475	80,910	2,479,853
William F. Glavin, Jr.	69,754,332	55,512	83,725	2,479,853
Allison H. Mnookin	69,750,214	60,643	82,712	2,479,853
Anne M. Mulcahy	68,340,281	1,475,077	78,211	2,479,853
James S. Putnam	69,180,249	630,820	82,500	2,479,853
Richard P. Schifter	69,208,912	603,820	80,837	2,479,853
Corey E. Thomas	69,796,731	10,360	86,478	2,479,853

2. Ratification of the Appointment of Deloitte & Touche LLP. The stockholders ratified the appointment of Deloitte & Touche LLP by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the current fiscal year. 71,836,501 shares voted for the proposal; 465,734 shares voted against the proposal; and 71,187 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.
3. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on March 23, 2020 relating to the Annual Meeting. 69,007,020 shares voted for the proposal; 776,679 shares voted against the proposal; and 109,870 shares abstained from voting on the proposal. There were 2,479,853 broker non-votes on the proposal.

Item 8.01	Other Events.
On May 6, 2020, the Company's board of directors declared a cash dividend of $0.25 per share on the Company's outstanding common stock to be paid on June 12, 2020 to all stockholders of record on May 28, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name: Gregory M. Woods
Title: Secretary

Dated: May 7, 2020